STEIN ROE ADVISOR SELECT GROWTH & INCOME FUND
                           Class A, B, C and Z shares

               SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 22, 1999

          Replacing Supplements dated June 23, 2000 and August 1, 2000
                            ------------------------

Effective July 14, 2000, the Fund changed its name to "Liberty Value Opportunity Fund."

The section of the prospectus entitled "Principal Investment Strategy" is replaced with the following:

Principal Investment Strategy Growth & Income Fund invests all of its assets in SR&F Growth & Income Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks of well-established companies having large-market capitalizations. The Portfolio may also invest in companies having midsized market capitalizations. The Portfolio may also invest up to 25% of its assets in foreign stocks. In selecting investments for the Fund, the advisor, uses a bottom-up, fundamental analysis to find well-managed businesses selling at very attractive valuations. The advisor focuses on the stocks of companies that have experienced management, broad, highly diversified product lines, deep financial resources, easy access to credit and a history of paying dividends.

The advisor may sell a portfolio holding if the security reaches the portfolio managers' price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

The following paragraph is added to section entitled Principal Investment Risks:

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

The section entitled "Defining Capitalization" is replaced with the following:

DEFINING CAPITALIZATION

The section of the prospectus entitled "Defining Capitalization" is replaced with the following:

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (mid cap) or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Morningstar, Inc.



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Morningstar  ranks stocks as follows:  the top 5% of the 5000  largest  domestic stocks in Morningstar's equity database are classified as large cap, the next 15% of the 5000 are classified as mid cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are classified as small cap. As of June 30, 2000, large cap companies had market capitalizations greater than $10.5 billion, mid cap companies had market capitalizations between $1.7 and $10.5 billion, and small cap companies had market capitalizations less than $1.7 billion. These amounts are subject to change.

Effective August 1, 2000, Daniel K. Cantor no longer managed the Fund and the Portfolio and Harvey Hirschhorn and Scott Schermerhorn began co-managing the Fund and the Portfolio.

The following is added to the sub-caption, Portfolio Manager, under the section Managing the Fund:

Harvey Hirschhorn, a senior vice president of Stein Roe & Farnham Incorporated (Stein Roe), has co-managed the Fund since August, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe, since 1973.

Scott Schermerhorn, a senior vice president of Stein Roe, has co-managed the Fund since August, 2000. Mr. Schermerhorn has been affiliated with and has managed various other funds for Colonial Management Associates, Inc., an affiliate of Stein Roe, since October, 1998. Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased             Commission %
First $3 million                                    1.00
$3 million to less than $5 million                  0.80
$5 million to less than $25 million                 0.50
$25 million or more                                 0.25*

* Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

                                                                  August 2, 2000

                         Stein Roe Growth & Income Fund
                                 Class S Shares
                         Supplement to Prospectus dated
                                February 1, 2000


Effective August 1, 2000, Daniel K. Cantor and Jeff Kinzel no longer managed the Fund and Harvey Hirschhorn and Scott Schermerhorn began co-managing the Fund.

The sub-caption, Portfolio Managers, under the section The Funds' Management is changed with respect to the Fund, and information relating to Mr. Schermerhorn is added, as follows:

Growth & Income Fund/Growth & Income Portfolio - Harvey Hirschhorn, portfolio co-manager since August, 2000; Scott Schermerhorn, portfolio co-manager since August, 2000.

Scott Schermerhorn, a senior vice president of Stein Roe & Farnham Incorporated (Stein Roe), has managed the Fund since August, 2000. Mr. Schermerhorn has been affiliated with and has managed various other funds for Colonial Management
Associates,   Inc.,  an  affiliate  of  Stein  Roe,  since  October,  1998.  Mr.
Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.


                                                                 August 2, 2000